UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2025

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

757 Third Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 13, 2025, Staffing 360 Solutions, Inc. (the “Company”) held its special meeting of stockholders (as previously adjourned on each of February 3, 2025, February 10, 2025, and February 12, 2025, the “Special Meeting”). As of the close of business on January 8, 2025, the record date for the Special Meeting, there were (i) 1,643,738 shares of common stock, par value $0.00001 per share (the “Common Stock”) issued and entitled to vote on the proposals described below and (ii) 9,000,000 shares of Series H Convertible Preferred Stock, par value $0.00001 per share (the “Series H Preferred Stock”) issued, which were entitled to vote on an “as converted” basis on the proposals described below, representing voting power equal to 35,002 shares of Common Stock. The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Series H Preferred Stock at the Special Meeting. Each proposal is described in detail in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on January 27, 2025.

1.	To adopt that certain Agreement and Plan of Merger, dated as of November 1, 2024, as amended by that certain First Amendment, dated as of January 7, 2025, by and among the Company, Atlantic International Corp. and A36 Merger Sub, Inc., and the transactions contemplated thereunder (the “Merger Agreement Adoption Proposal”).

For	Against	Abstain	Broker non-votes
846,432	11,068	3,267	-

2.	To approve a proposal to adjourn of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Adoption Proposal.

For	Against	Abstain	Broker non-votes
842,076	14,142	4,549	-

The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman , President and Chief Executive Officer